UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): March 21, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                          1-2918                             61-0122250
                 (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O. Box  391,  Covington,   Kentucky           41012-0391
                  (Mailing Address)                          (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

         On March 21, 2005, Ashland Inc. ("Ashland"), as Borrower, entered into a $300 Million 364-Day Revolving Credit Agreement with The Bank of Nova Scotia as Sole Lead Arranger, Sole and Exclusive Book Manager, Administrative Agent and Swing Line Lender; SunTrust Bank and JP Morgan Chase Bank, N.A., as Co-Syndication Agents; The Royal Bank of Scotland PLC and Citibank, N.A., as Co-Documentation Agents; and the Lenders Signatory Thereto (the "$300 Million 364-Day Revolver"). Also on March 21, 2005, Ashland entered into a $350 Million 5-Year Revolving Credit Agreement with The Bank of Nova Scotia as Sole Lead Arranger, Sole and Exclusive Book Manager and Administrative Agent; SunTrust Bank and JP Morgan Chase Bank, N.A. as Co-Syndication Agents, The Royal Bank of Scotland PLC and Citibank, N.A. as Co-Documentation Agents; and the Lenders Signatory Thereto (the "5-Year Revolver") (the $300 Million 364 Day Revolver and the 5-Year Revolver, collectively, the "New Revolving Credit Agreements"). The lenders signatory to each of the New Revolving Credit Agreements have committed to make loans to Ashland, to the extent of each lender's individual commitment, as further provided in each agreement. The New Revolving Credit Agreements will be used by Ashland to refinance certain indebtedness and other general corporate purposes.

Item 1.02.  Termination of a Material Definitive Agreement

         On March 21, 2005, coincident with entry into the New Revolving Credit Agreements, two material definitive agreements to which Ashland was a party were terminated. The terminated agreements were (i) the $100 Million 364-Day Revolving Credit Agreement, dated as of April 2, 2004, among Ashland; The Bank of Nova Scotia, as Sole Lead Arranger, Sole and Exclusive Book Manager and Administrative Agent; SunTrust Bank and Bank One, N.A., as Co-Syndication Agents; The Royal Bank of Scotland plc, as Documentation Agent; and the Lenders Signatory Thereto (the "$100 Million 364-Day Revolver"); and (ii) the $250 Million 3-Year Revolving Credit Agreement dated as of April 2, 2004 among Ashland; The Bank of Nova Scotia, as Sole Lead Arranger, Sole and Exclusive Book Manager and Administrative Agent; SunTrust Bank and Bank One, N.A., as Co-Syndication Agents; the Royal Bank of Scotland plc, as Documentation Agent; and the additional Lenders Signatory Thereto (the "3-Year Revolver") (the $300 Million 364-Day Revolver and the 3-Year Revolver, collectively, the "Old Revolving Credit Agreements"). Each of the Old Revolving Credit Agreements was terminated in advance of its stated termination date, due to Ashland's entry into the New Revolving Credit Agreements.


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(c)      Exhibits

10.1 Five-Year, $350 Million Revolving Credit Agreement dated as of March 21, 2005.

10.2   364-Day, $300 Million Revolving Credit Agreement dated as of March
       21, 2005



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ASHLAND INC.
                            -------------------------------------------
                                         (Registrant)



Date:  March 24, 2005        /s/ David L Hausrath
                             ------------------------------
                             Name:     David L Hausrath
                             Title:    Senior Vice President,
                                         General Counsel and
                                         Secretary

                               Exhibit Index

10.1 Five-Year, $350 Million Revolving Credit Agreement dated as of March 21, 2005.

10.2  364-Day, $300 Million Revolving Credit Agreement dated as of March
      21, 2005